United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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Aqua Metals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November 23, 2016

Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of Aqua Metals, Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), to be held at the Waterfront Hotel, 10 Washington Street, Oakland, California 94607, at 10:00 a.m. local time, on Wednesday, December 21, 2016.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals to: (1) elect five (5) directors to serve for the ensuing year as members of the Board of Directors of the Company; (2) ratify the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and (3) transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe these matters in more detail. We urge you to read this information carefully.

The Board of Directors recommends a vote: FOR each of the five (5) nominees for director named in the Proxy Statement, and FOR the ratification of the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

Whether or not you attend the Annual Meeting in person, and regardless of the number of shares of Aqua Metals, Inc. that you own, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to vote your shares of common stock via the Internet, or by promptly marking, dating, signing, and returning the proxy card. Voting over the Internet, or by written proxy, will ensure that your shares are represented at the Annual Meeting.

On behalf of the Board of Directors of Aqua Metals, Inc., we thank you for your participation.

Sincerely,

Dr. Stephen R. Clarke
Chairman of the Board of Directors, President and Chief Executive Officer

Aqua Metals, Inc.

1010 Atlantic Avenue

Alameda, California 94501

(510) 479-7635

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 21, 2016

The 2016 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of Aqua Metals, Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), will be held on Wednesday, December 21, 2016 at 10:00 a.m. local time, at the Waterfront Hotel, 10 Washington Street, Oakland, California 94607. We will consider and act on the following items of business at the Annual Meeting:

1.	To elect five (5) directors to serve as members of the Board of Directors of the Company (which we refer to as our “Board”) until the next annual meeting of stockholders and until their successors are duly elected and qualified. The director nominees named in the Proxy Statement for election to our Board are: Dr. Stephen R. Clarke, Thomas Murphy, Vincent L. DiVito, Mark Slade and Mark Stevenson;

2.	To ratify the appointment of Armanino LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016; and

3.	To transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof.

The Proxy Statement accompanying this Notice describes each of these items of business in detail. Our Board recommends a vote: FOR each of the five (5) nominees for director named in the Proxy Statement, and FOR the ratification of the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

Only stockholders of record at the close of business on November 23, 2016 are entitled to notice of, to attend, and to vote at, the Annual Meeting or any continuation, postponement or adjournment thereof. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection, for any purpose germane to the Annual Meeting, at the principal executive office of the Company during regular business hours for a period of no less than ten (10) days prior to the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock via the Internet, or by promptly marking, dating, signing, and returning the proxy card. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Sincerely,

Dr. Stephen R. Clarke Chairman of the Board of Directors, President and Chief Executive Officer

Alameda, California

November 23, 2016

TABLE OF CONTENTS

Aqua Metals, Inc.

1010 Atlantic Avenue

Alameda, California 94501

(510) 479-7635

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 21, 2016

INFORMATION ABOUT THE ANNUAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors (which we refer to as our “Board”) of Aqua Metals, Inc., a Delaware corporation (which we refer to as “we,” “us,” “our,” or the “Company”), for use at our 2016 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) to be held on Wednesday, December 21, 2016, at 10:00 a.m. local time, at the Waterfront Hotel, 10 Washington Street, Oakland, California 94607, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. We expect that this Proxy Statement, the proxy and Notice of Annual Meeting will first be mailed to our stockholders on or about November 28, 2016.

Who Can Vote, Outstanding Shares

Record holders of our common stock as of the close of business on November 23, 2016, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting on all matters to be voted upon. As of the record date, there were 17,878,725 shares of our common stock outstanding, each entitled to one vote.

Voting of Shares

You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. The method of voting by proxy differs for shares held as a record holder and shares held in “street name.” If you hold your shares of common stock as a record holder, you may vote your shares by completing, dating and signing the proxy card that was included with the Proxy Statement and promptly returning it, or by submitting a proxy over the Internet by following the instructions on the proxy card. If you hold your shares of common stock in street name, which means that your shares are held of record by a broker, bank or other nominee, you will receive a notice from your broker, bank or other nominee that includes instructions on how to vote your shares. In addition, you may request paper copies of the Proxy Statement and proxy card from your broker by following the instructions on the notice provided by your broker.

The Internet voting facilities will close at 11:59 p.m. EST on December 20, 2016. If you vote over the Internet, then you need not return a written proxy card by mail.

YOUR VOTE IS VERY IMPORTANT. You should submit your proxy even if you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy.

All shares entitled to vote and represented by properly submitted proxies (including those submitted electronically and in writing) received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows: FOR each of the five (5) nominees for director named in the Proxy Statement, and FOR the ratification of the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. With respect to any other matter that properly comes before the Annual Meeting or any continuation, postponement or adjournment thereof, the proxy-holders will vote as recommended by our Board, or if no recommendation is given, in their own discretion.

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Revocation of Proxy

If you are a stockholder of record, you may revoke your proxy at any time before your proxy is voted at the Annual Meeting by taking any of the following actions:

•	delivering to our corporate secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	signing and delivering a new proxy card, relating to the same shares and bearing a later date than the original proxy card;

•	submitting another proxy over the Internet (your latest Internet voting instructions are followed); or

•	attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy.

Written notices of revocation and other communications with respect to the revocation of Company proxies should be addressed to:

Aqua Metals, Inc.

1010 Atlantic Avenue

Alameda, California 94501

Attention: Corporate Secretary

If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. See below regarding how to vote in person if your shares are held in street name.

Voting in Person

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the record holder of the shares, which is the broker or other nominee, authorizing you to vote at the Annual Meeting.

Stockholders who wish to attend the Annual Meeting will be required to present verification of ownership of our common stock, such as a bank or brokerage firm account statement, and will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Quorum and Votes Required

The inspector of elections appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority in voting power of all of the shares of the stock entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes (as discussed below), will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum is present.

A broker non-vote occurs when a broker, bank or other agent holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum. The election of directors (Proposal 1) is considered a non-routine matter and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. The ratification of the appointment of Armanino LLP as our independent registered public accounting firm (Proposal 2) is considered a routine matter on which a broker, bank or other agent has discretionary authority to vote, so there will not be any broker non-votes in connection with this proposal.

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Proposal No. 1: Election of Directors. A plurality of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting is required for the election of directors. Accordingly, the five (5) director nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes are not treated as votes cast, and, therefore, will not have any effect on the outcome of the election of directors.

Proposal No. 2: Ratification of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the ratification of the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Abstentions will not be counted either for or against this proposal. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm, and thus, broker non-votes are generally not expected to result from the vote on Proposal No. 2. However, in the event of any broker non-votes or abstentions in connection with Proposal No. 2, such broker non-votes and abstentions will be counted as not present and these shares will be deducted from the total shares of which a majority is required.

We will also consider any other business that properly comes before the annual meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

Solicitation of Proxies

Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by delivery of the Notice or this Proxy Statement by mail, we will request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our stockholders, send Notices, proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable expenses. We do not intend to hire a proxy solicitor to assist in the solicitation of proxies. We may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by Internet, facsimile or special delivery letter.

Stockholder List

A list of stockholders eligible to vote at the Annual Meeting will be available for inspection, for any purpose germane to the Annual Meeting, at the principal executive office of the Company during regular business hours for a period of no less than ten (10) days prior to the Annual Meeting.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our 2015 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Nominees

Our Board currently consists of four (4) members, two (2) of whom are independent under the listing standards for independence of the NASDAQ and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”). Based upon the recommendation of the Nominating and Corporate Governance Committee of our Board (which we refer to as the “Nominating and Corporate Governance Committee”), our Board determined to nominate each of the Company’s current directors for re-election at the Annual Meeting and to nominate Mark Stevenson for election at the Annual Meeting. Our Board has determined Mr. Stevenson to be independent under the NASDAQ listing standards and Rule 10A-3 under the Exchange Act.

Our Board and the Nominating and Corporate Governance Committee believe the directors nominated collectively have or will have the experience, qualifications, attributes and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Each director elected at the Annual Meeting will serve a one (1)-year term until the Company’s next annual meeting and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Unless otherwise instructed, the proxy-holders will vote the proxies received by them for the five (5) nominees named below. If any of the nominees is unable, or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy-holders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy-holders.

Set forth below are the names, ages and positions of our director nominees as of the date of this Proxy Statement:

Name	Age	Position with the Company
Dr. Stephen R. Clarke	59	President, Chief Executive Officer and Chairman of the Board
Thomas Murphy	64	Chief Financial Officer and Director
Vincent L. DiVito (a), (b), (c)	57	Independent Director
Mark Slade (a), (b), (c)	55	Independent Director
Mark Stevenson	54	Director Nominee

(a) Member of the Audit Committee of our Board.

(b) Member of the Compensation Committee of our Board.

(c) Member of the Nominating and Corporate Governance Committee of our Board.

Board Recommendation

Our Board recommends a vote “FOR” each of the five (5) nominees for director named in this Proxy Statement.

Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled only by a majority of the directors remaining in office (even though less than a quorum of our Board) or a sole remaining director, and not by stockholders. A director elected by our Board to fill a vacancy will serve until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

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If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by our Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by our Board. Each nominee has agreed to serve if elected and our Board has no reason to believe that any nominee will be unable to serve.

Information about Director Nominees

Set forth below is biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences which led our Board to conclude that each nominee should serve on our Board at this time. There are no family relationships among any of the directors or executive officers of the Company.

Stephen R. Clarke is a co-founder of our company and has served as our president, chief executive officer and chairman of our board directors since inception in June 2014. From May 2013 to June 2014, Dr. Clarke, along with Mr. Mould and others, engaged in research and development that ultimately lead to their development of the AquaRefining process. From 2008 to May 2013, Dr. Clarke was employed as the chief executive officer of Applied Intellectual Capital, Ltd., an Isle of Jersey company co-founded by Dr. Clarke in 1999 to engage in the business of incubating and developing electro-chemical technologies. Dr. Clarke holds a Ph.D. in computer simulation and manufacturing management from The University of Aston, UK, a BSc in mechanical engineering from Nottingham Trent University, UK and an MSc/MBA in engineering enterprise management from The University of Warwick, UK.

Dr. Clarke has extensive knowledge of the battery industry and electro-chemical technologies from his senior management position with Applied Intellectual Capital, Ltd. As a result of these and other professional experiences, our board of directors has concluded that Dr. Clarke is qualified to serve as a director.

Thomas Murphy is a co-founder of our company and has served as our chief financial officer and a member of our board directors since inception in June 2014. From May 2013 to June 2014, Mr. Murphy worked alongside Mr. Clarke and Mr. Mould in the development of the AquaRefining process and our current business. From September 2009 to May 2013, Mr. Murphy served as chief financial officer of Applied Intellectual Capital, Ltd. In addition Mr. Murphy has over 30 years’ experience in senior financial positions working in publishing, construction and aviation industries.

Mr. Murphy has extensive knowledge of accounting issues and business operations in the markets in which we operate from his experience as chief financial officer of Applied Intellectual Capital, Ltd. As a result of these and other professional experiences, our board of directors has concluded that Mr. Murphy is qualified to serve as a director.

Vincent L. DiVito has served as a member of our board of directors since May 2015. Since April 2010, Mr. DiVito has served as the owner and chief executive officer of Vincent L. DiVito, Inc., a financial and management consulting firm. From January 2008 to April 2010, Mr. DiVito served as president of Lonza America, Inc., a global life sciences chemical business headquartered in Allendale, New Jersey, and also served as chief financial officer and treasurer of Lonza America, Inc. from September 2000 to April 2010. Lonza America, Inc. is part of Lonza Group, whose stock is traded on the Swiss Stock Exchange. From 1990 to September 2000, Mr. DiVito was employed by Algroup Wheaton, a global pharmaceutical and cosmetics packaging company, first as its director of business development and later as its vice president and chief financial officer. Mr. DiVito is a certified public accountant and certified management accountant and is a National Association of Corporate Directors Board Leadership Fellow. He has served on the board of directors and chairman of the audit committee of Entertainment Gaming Asia Inc., a Nasdaq listed company gaming company, since October 2005 and also served as a member of the board of directors of Riviera Holdings Corporation, formerly an AMEX listed gaming and resort company, from July 2002 until the consummation of a change in control of the corporation in March 2011.

Mr. DiVito has extensive knowledge of accounting and corporate governance issues from his experience serving on various corporate boards of directors and has extensive operational knowledge as a result of his experience as a senior executive officer of major corporations. As a result of these and other professional experiences, our board of directors has concluded that Mr. DiVito is qualified to serve as a director.

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Mark Slade has served as a member of our board of directors since June 2015. Mr. Slade was the chief executive officer and founder of Marex Financial Ltd, one of Europe’s leading independent commodity brokers, from January 2006 to January 2011. Marex was a member of the London Metal Exchange, Intercontinental Exchange, The London International Financial Futures and Options Exchange and Eurex Exchange, with offices in London, Geneva and New York. Since leaving Marex Financial, Mr. Slade has held a number of advisory and executive roles. From December 2011 to December 2012, he was an advisor on international business development to the Hong Kong Mercantile Exchange. From January 2013 to July 2013, Mr. Slade was chief executive officer of London Capital Group. Since January 2015, Mr. Slade has served as an advisor on strategy and business development to Tower Trading Group Ltd. In addition to his corporate roles, Mr. Slade also held a number of board and committee appointments within the commodity futures industry, including being a board member of the London Metal Exchange (1999 – 2006) and the Futures and Options Association (2005-2008).

Mr. Slade has extensive knowledge of the metals and other commodity markets from his experience serving as a senior executive officer and consultant to commodity trading and brokerage firms. As a result of these and other professional experiences, our board of directors has concluded that Mr. Slade is qualified to serve as a director.

Mark Stevenson is a nominee to serve as a member of our board of directors. Mr. Stevenson was the technical marketing director – Asia for Ecobat Technologies Ltd., a global company that produces and recycles lead, from March 2010 to April 2016. He currently serves as Technical Director for Global Lead Technologies and is a non-executive director for Metallic Waste Solutions, trading as Metsol Pty Ltd, a start-up company. He also serves as chairman and organizer of the two Asian battery and international secondary lead conferences held biennially across Asia.

Mr. Stevenson has extensive knowledge of the metals and other commodity markets from his experience serving as an executive officer, director and consultant to businesses in the lead industry. As a result of these and other professional experiences, our board of directors has concluded that Mr. Stevenson is qualified to serve as a director.

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CORPORATE GOVERNANCE

Board Composition

Our board of directors may establish the authorized number of directors from time to time by resolution. Our board of directors currently consists of four authorized members.

Generally, under the listing requirements and rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors. Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Our board of directors has determined that, other than Mr. Clarke and Mr. Murphy, by virtue of their executive officer positions, none of our director nominees has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making this determination, our board of directors considered the current and prior relationships that each nonemployee director nominee has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each nonemployee director nominee. Accordingly, while only 50% of our directors are independent, as required under applicable Nasdaq Stock Market rules, as of the date of this proxy statement, upon the appointment of the directors nominated for election at the Annual Meeting, a majority of our board will be independent under the Nasdaq Stock Market Rules.

Committees of the Board of Directors

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Our board of directors may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors.

Audit Committee

Our audit committee consists of Vincent DiVito and Mark Slade, with Mr. DiVito serving as Chairperson. The composition of our audit committee meets the requirements for independence under current Nasdaq Stock Market listing standards and SEC rules and regulations, except that standards and regulations require that we have three members, on our audit committee whereas we currently only have two members. We intend to appoint Mark Stevenson to our audit committee upon his election to the Board. Each member of our audit committee and Mr. Stevenson meets the financial literacy requirements of the Nasdaq Stock Market listing standards. Mr. DiVito is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act. Our audit committee will, among other things:

•	select a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•	discuss the scope and results of the audit with the independent registered public accounting firm, and review, with management and the independent registered public accounting firm, our interim and year-end operating results;
•	develop procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•	review our policies on risk assessment and risk management;
•	review related-party transactions; and
•	approve (or, as permitted, pre-approve) all audit and all permissible nonaudit services, other than de minimis nonaudit services, to be performed by the independent registered public accounting firm.

Our audit committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market.

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Compensation Committee

Our compensation committee consists of Mark Slade and Vincent DiVito, with Mr. Slade serving as Chairperson. The composition of our compensation committee meets the requirements for independence under the Nasdaq Stock Market listing standards and SEC rules and regulations. Each member of the compensation committee is also a nonemployee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. The purpose of our compensation committee is to discharge the responsibilities of our board of directors relating to compensation of our executive officers. Our compensation committee will, among other things:

•	review, approve and determine the compensation of our executive officers;
•	administer our stock and equity incentive plans;
•	make recommendations to our board of directors regarding the establishment and terms of incentive compensation and equity plans; and
•	establish and review general policies relating to compensation and benefits of our employees.

Our compensation committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Vincent DiVito and Mark Slade. The composition of our nominating and corporate governance committee meets the requirements for independence under Nasdaq Stock Market listing standards and SEC rules and regulations. Our nominating and corporate governance committee will, among other things:

•	identify, evaluate and make recommendations to our board of directors regarding nominees for election to our board of directors and its committees;
•	evaluate the performance of our board of directors and of individual directors;
•	consider and make recommendations to our board of directors regarding the composition of our board of directors and its committees;
•	review developments in corporate governance practices;
•	evaluate the adequacy of our corporate governance practices and reporting; and
•	develop and make recommendations to our board of directors regarding corporate governance guidelines and matters.

The nominating and corporate governance committee operates under a written charter that satisfies the applicable listing requirements and rules of the Nasdaq Stock Market.

Compensation Committee Interlocks and Insider Participation

None of our independent directors, Vincent L. DiVito or Mark Slade, or Mark Stevenson is currently or has been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors.

Code of Conduct

We have adopted a code of conduct for all employees, including the chief executive officer, principal financial officer and principal accounting officer or controller, and/or persons performing similar functions, which is available on our website, under the link entitled “Code of Conduct”.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Armanino LLP (which we refer to as “Armanino”) as our independent registered public accounting firm for the year ending December 31, 2016, and our Board has directed that management submit the appointment of Armanino as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. A representative of Armanino is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Armanino as our independent registered public accountants is not required by our Bylaws or otherwise. However, our Board is submitting the appointment of Armanino to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Armanino. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accountant at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF Armanino LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR the fiscal year ending December 31, 2016.

Fees Incurred for Services by Principal Accountant

The following table sets forth the aggregate fees billed to us for services rendered to us for the year ended December 31, 2015 and the period from inception (June 20, 2014) to December 31, 2014 by our independent registered public accounting firm, Armanino LLP, for the audit of our consolidated financial statements for the years ended December 31, 2015 and 2014, and assistance with the reporting requirements thereof, the review of our condensed consolidated financial statements included in our quarterly reports on Form 10-Q, the filing of our Form 8-K, and preparation of (Federal and State) Income Tax returns.

	2015	2014
Audit Fees	$203,250	$37,461
Audit - Related Fees	7,826	-
Tax Fees	15,536	20,345
	$226,612	$57,806

Pre-Approval Policies and Procedures

The Audit Committee has responsibility for selecting, appointing, evaluating, compensating, retaining and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established policies and procedures in its charter regarding pre-approval of any audit and non-audit service provided to the Company by the independent registered public accounting firm and the fees and terms thereof.

The Audit Committee considered the compatibility of the provision of other services by its registered public accountant with the maintenance of their independence. The Audit Committee approved all audit and non-audit services provided by Armanino in 2015 and 2014.

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Audit Committee Report

The Audit Committee issued the following report for inclusion in this Proxy Statement and our 2015 Annual Report.

1.	The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2015 with management of Aqua Metals, Inc. and with Aqua Metals, Inc.’s independent registered public accounting firm, Armanino LLP.

2.	The Audit Committee has discussed with Armanino LLP those matters required by Statement on Auditing Standards No. 16, “Communications with Audit Committee,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

3.	The Audit Committee has received and reviewed the written disclosures and the letter from Armanino LLP required by the PCAOB regarding Armanino LLP’s communications with the Audit Committee concerning the accountant’s independence, and has discussed with Armanino LLP its independence from Aqua Metals, Inc. and its management.

4.	Based on the review and discussions referenced to in paragraphs 1 through 3 above, the Audit Committee recommended to our Board that the audited consolidated financial statements for the year ended December 31, 2015 be included in the Annual Report on Form 10-K for that year for filing with the SEC.

AUDIT COMMITTEE
Vincent L. DiVito
Mark Slade

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 23, 2016 by:

•	each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;
•	each of our directors, director nominees and executive officers; and
•	all directors, director nominees and executive officers as a group.

The beneficial ownership of each person was calculated based on 17,878,725 common shares issued and outstanding as of November 23, 2016. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness. Two or more persons might count as beneficial owners of the same share. Unless otherwise indicated, the address for each reporting person is 1010 Atlantic Avenue, Alameda, California 94501.

Name of Director, Executive Officer or Director Nominees	Number of Shares		Percentage Owned

Stephen R. Clarke	1,786,115	(1)	10.0%
Selwyn Mould	807,703	(2)	4.5%
Thomas Murphy	807,703	(2)	4.5%
Stephen Cotton	222,824	(3)	1.2%
Vincent L. DiVito	22,247	(4)	* %
Mark Slade	45,796	(5)	* %
Mark Stevenson	—		—%
Directors, nominees and executive officers as a group	3,515,793		19.7%

* Less than 1%.

Name and Address of 5% + Holders	Number of Shares		Percentage Owned

Interstate Emerging Investments, LLC	3,711,872	(6)	17.8%
Jeff Feinberg Personal Trust	1,156,102		6.5%
AWM Investment Co.	1,453,350		8.1%

1	Includes 24,918 shares underlying a presently exercisable option. Also, includes 732,560 common shares held by AIC Nevada, Inc. Mr. Clarke is a director and 19% shareholder of AIC Nevada, Inc. and, therefore, is considered to be the beneficial owner of all AIC Nevada shares under the SEC reporting rules. However, Mr. Clarke disclaims beneficial ownership of the AIC Nevada shares except to the extent of his pecuniary interest therein.
2	Includes 22,248 shares underlying a presently exercisable option.
3	Includes 117,703 shares underlying a presently exercisable option and excludes 190,909 shares underlying options subject to vesting.
4	Includes 22,247 shares underlying a presently exercisable option and excludes 14,569 shares underlying an outstanding option subject to vesting.
5	Includes 18,296 shares underlying a presently exercisable option and excludes 11,655 shares underlying an outstanding option subject to vesting.
6	Consists of (i) 702,247 shares of common stock, (ii) 2,307,378 shares of common stock underlying presently exercisable warrants, and (iii) 702,247 shares of common stock underlying a presently convertible term note.

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EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

The following sets forth information regarding the current executive officers of the Company. Biographical information pertaining to Stephen R. Clarke and Thomas Murphy, each of whom is both a director and an executive officer of the Company, may be found in the section above entitled “Proposal No. 1, Election of Directors—Information About Director Nominees.”

Name	Age	Position

Stephen R. Clarke	59	President, Chief Executive Officer and Chairman of the Board
Thomas Murphy	64	Chief Financial Officer and Director
Selwyn Mould	56	Chief Operating Officer
Stephen Cotton	50	Chief Commercial Officer

Selwyn Mould is a co-founder of our company and has served as our chief operating officer since inception in June 2014. From May 2013 to June 2014, Mr. Mould, along with Mr. Clarke and others, engaged in research and development that ultimately lead to their development of the AquaRefining process. From 2008 to May 2013, Mr. Mould served as chief operating officer of Applied Intellectual Capital, Ltd. From 1999 to 2007, Mr. Mould served as head of supply chain for Group Lotus Plc, the sports car manufacturer and engineering consultant. Prior to that he was head of logistics for Pilkington Plc. In his earlier career, Mr. Mould was a production manager for Chloride Industrial Batteries Ltd. Mr. Mould holds an MA in natural sciences from the University of Cambridge with a major in chemistry.

Stephen Cotton has served as our chief commercial officer since January 2015. Mr. Cotton co-founded Canara, Inc. in December 2001 and served as its chief executive officer through the sale of the company to a private equity firm in June 2012, after which he served as executive chairman until April 2014. Canara is a global provider of stationary battery systems with integrated monitoring systems and cloud-based monitoring services to many of the largest data center operators. From April 2014 to January 2015, Mr. Cotton managed his private investments.

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to, our executive officers for the years ended December 31, 2015 and 2014. In reviewing the table, please note that:

•	We commenced operations in June 2014 and commenced paying compensation to our executive officers in August 2014; and
•	Mr. Cotton commenced his employment with us in January 2015.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total

Stephen Clarke, CEO	2015	$280,000	$70,000		$70,000		$420,000
	2014	$131,167	—	—	—	—	$131,167

Selwyn Mould, COO	2015	$250,000	$62,500		$62,500		$375,000
	2014	$119,167	—	—	—	—	$119,167

Thomas Murphy, CFO	2015	$250,000	$62,500		$62,500		$375,000
	2014	$106,667	—	—	—	—	$106,667

Stephen Cotton, CCO	2015	$239,583	$62,500		$629,526		$931,609
	2014	—	—	—	—	—	—

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The dollar amounts in the Option Awards column above reflect the values of options as of the grant date for the years ended December 31, 2015 and 2014, in accordance with ASC 718, Compensation-Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 12 to our audited financial statements for the year ended December 31, 2015.

Narrative Disclosure to Summary Compensation Table

We have entered into executive employment agreements with each of our executive officers. Pursuant to the employment agreements, effective as of July 2016, we compensate our executive officers at the annual rate of $410,000 for Dr. Clarke, $400,000 for Mr. Mould and $380,000 for Messrs. Murphy and Cotton. The employment agreements entitle each officer to reasonable and customary health insurance and other benefits, at our expense, and a severance payment in the amount of two-times their then annual salary and related benefits in the event of our termination of their employment without cause or their resignation for good reason. Each employment agreement provides for intellectual property assignment and confidentiality provisions that are customary in our industry.

In April 2015, we granted Mr. Cotton options to purchase 286,364 shares of our common stock over a five-year period at an exercise price of $3.56 per share. Mr. Cotton’s options vest and first become exercisable over a three-year period commencing on the first anniversary of the date of grant. Mr. Cotton’s options were granted pursuant to our 2014 Stock Incentive Plan.

In December 2015, the compensation committee of our board of directors approved performance-based bonuses for each of our executive officers in the amount of 50% of their base annual salary, of which 50% was paid in cash and 50% payable in option grants under our 2014 Stock Incentive Plan. Pursuant to the compensation committee’s determination, we awarded:

•	Dr. Clarke a bonus in the amount of $140,000, consisting of $70,000 of cash and an option to purchase 24,918 shares of our common stock at an exercise price of $5.07 per share; and
•	Messrs. Murphy, Mould and Cotton, each, a bonus in the amount of $125,000, consisting of $62,500 of cash and an option to purchase 22,248 shares of our common stock at an exercise price of $5.07 per share.

The number of option shares for each officer was calculated pursuant to a Black-Scholes Merton calculation of 50% of the bonus amount as of December 17, 2015, however the options were not formally granted until January 8, 2016. The options have a term of five years and first become exercisable on July 30, 2016.

Outstanding Equity Awards at December 31, 2015

Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price (e)	Option Expiration Date (mm/dd/yyyy) (f)
Steve Cotton	95,455	190,909	—	$3.56	04/01/2020

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Compensation of Directors

We do not compensate any of our executive directors for their service as a director and we have not adopted any policies or plans with regard to the compensation of our independent directors. However, in connection with the appointment of our current independent directors, we agreed to compensate each of the independent directors as follows:

•	We have granted Vincent DiVito options to purchase 21,853 shares of our common stock over a five-year period at an exercise price of $3.56 per share and agreed to pay him annually cash in the amount of $60,000, which was increased to $120,000 effective as of July 2016;
•	We have granted Mark Slade and a former director, Stan Kimmel, options to purchase 17,482 shares of our common stock over a five-year period at an exercise price of $3.56 per share and agreed to pay each annually cash in the amount of $50,000, which was increased to $100,000 for Mr. Slade effective as of July 2016; and
We have agreed to make an annual grant to Mr DiVito and Mr. Slade of options to purchase a number of shares of our common shares equal to $60,000 and $50,000, respectively, based on a Black Scholes valuation, at an exercise price equal to the fair market value of our common stock on the date of grant.

The directors’ options were granted pursuant to our 2014 Stock Incentive Plan. The options vest and first become exercisable over a three-year period commencing one year from the date of grant. The above-described cash payments are in lieu of attendance fees, however we intend to reimburse our independent directors for their reasonable expenses incurred in connection with attending meetings of our board of directors.

The following table sets forth the compensation we paid to our independent directors during the year ended December 31, 2015

Name	Cash Compensation	Option Awards	Total
Vincent DiVito	$40,000	$43,382	$83,382
Stan Kimmel	$34,233	$34,704	$68,937
Mark Slade	$27,500	$34,827	$62,327

Mr. Kimmel served on our board of directors from May 2015 until his passing in March 2016. The dollar amounts in Option Awards column above reflect the values of options as of the grant date in accordance with ASC 718, Compensation-Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 12 to our audited financial statements for the year ended December 31, 2015.

Upon his appointment to the board, we intend to compensate Mark Stevenson with a grant of options to purchase a number of shares of our common shares equal to $50,000, based on a Black Scholes valuation, at an exercise price equal to the fair market value of our common stock on the date of grant. We also intend to pay him annually cash in the amount of $100,000.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions, Promoters and Director Independence

We have not entered into any transactions with any of our directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a material financial interest, other than the compensatory arrangements described elsewhere in this proxy statement.

We have adopted a policy that any transactions with directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our board.

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OTHER MATTERS

Section 16(A) Beneficial Ownership Reporting Compliance

Rules adopted by the SEC under Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than 10% of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2015.

Stockholder Proposals and Director Nominations for 2017 Annual Meeting

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2017 annual meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Such proposals must be received by the Company at its offices at 1010 Atlantic Avenue, Alameda, California 94501 within a reasonable time before we print and mail the proxy materials. Our board of directors will review any proposals from eligible stockholders that it receives by that date and will make a determination whether any such proposals will be included in our proxy materials. Any proposal received after that date shall be considered untimely and shall not be made a part of our proxy materials.

A stockholder who wishes to make a proposal at the next annual meeting without including the proposal in our proxy statement must also notify us within a reasonable time before we print and mail the proxy materials. If a stockholder fails to give reasonable advance notice, then the persons named as proxies in the proxies solicited by us for the next annual meeting will have discretionary authority to vote on the proposal.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, direct your written request to Aqua Metals, Inc., 1010 Atlantic Avenue, Alameda, California 94501, Attention: Investor Relations, or contact Investor Relations by telephone at (303) 268-8398. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Other Matters

We will also consider any other business that properly comes before the annual meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

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Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act, which might incorporate future filings made by us under those statutes, the preceding Audit Committee Report will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes. In addition, information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Directors

Dr. Stephen R. Clarke
Chairman of the Board of Directors,
President and Chief Executive Officer

Alameda, California

November 23, 2016

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